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                                                                    Exhibit 99.1

                                 EXECUTION COPY

                      WARRANT PURCHASE AND VOTING AGREEMENT

                  WARRANT PURCHASE AND VOTING AGREEMENT, dated as of June 25, 2001 (this "Agreement"), between Washington Mutual, Inc., a Washington corporation ("Washington Mutual"), and Warburg, Pincus Equity Partners, L.P., a Delaware limited partnership ("Warburg, Pincus"), Warburg, Pincus Netherlands Equity Partners I, C.V., a Dutch limited partnership ("Warburg, Pincus Netherlands I"), Warburg, Pincus Netherlands Equity Partners II, C.V., a Dutch limited partnership ("Warburg, Pincus Netherlands II"), Warburg, Pincus Netherlands Equity Partners III, C.V., a Dutch limited partnership ("Warburg, Pincus Netherlands III") (each of Warburg, Pincus, Warburg, Pincus Netherlands I, Warburg, Pincus Netherlands II and Warburg, Pincus Netherlands III, a "Stockholder", and collectively, the "Stockholders").

                              W I T N E S S E T H:

                  WHEREAS, Washington Mutual and Dime Bancorp, Inc., a Delaware corporation ("Dime"), are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement;" capitalized terms used without definition herein having the meanings assigned to them in the Merger Agreement), providing for the merger of Dime with and into Washington Mutual (the "Merger");

                  WHEREAS, as of the date hereof, the Stockholders are the record and beneficial owners, collectively, of (i) 13,607,664 shares of common stock, par value $0.01 per share, of Dime ("Dime Common Stock"), (the "Existing Shares" and, together with any shares of Dime Common Stock or other voting capital stock of Dime acquired by the Stockholders after the date hereof, whether upon the exercise of warrants or options, the conversion of convertible securities or otherwise, the "Shares"), (ii) warrants (the "Series C Warrants") to acquire 8,142.738 shares of Series C junior nonvoting convertible preferred stock, par value $0.01 per share and liquidation preference of $0.01 per share, of Dime (the "Series C Preferred Stock") and (iii) warrants (the "Series D Warrants" and, together with the Series C Warrants, the "Warrants") to acquire 5,464.926 shares of Series D junior nonvoting convertible preferred stock, par value $0.01 per share and liquidation preference of $0.01 per share, of Dime (the "Series D Preferred Stock"); and

                  WHEREAS, Dime and Warburg, Pincus are party to an Investment Agreement, dated as of July 6, 2000 (the "Investment Agreement"), which, among other things, grants the Stockholders certain rights with respect to the Warrants.

                  NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:
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                                   ARTICLE I

                        PURCHASE AND SALE OF THE WARRANTS

         1.1. Purchase and Sale of the Warrants. On the terms and subject to the conditions of this Agreement, at the Warrant Purchase Closing (as defined in Section 1.2), the Stockholders shall sell, transfer and deliver to Washington Mutual, and Washington Mutual shall purchase from the Stockholders, the Warrants (such sale, transfer and delivery and such purchase is hereinafter referred to as the "Warrant Purchase"). In consideration of the sale, transfer and delivery of the Warrants by the Stockholders, the Stockholders shall be entitled to the right to receive the same Merger Consideration with respect to the Deemed Shares (as defined below) as if the Stockholders had been holders of the Deemed Shares immediately prior to the Effective Time in accordance with the election procedures set forth in Section 2.6 of the Merger Agreement. The "Deemed Shares" shall mean 7,903,073 shares of Dime Common Stock, which the parties hereto hereby agree to in lieu of the number of shares of Dime Common Stock which the Stockholders would have been entitled to receive under Section 4.2(d) of the Investment Agreement had the Stockholders exercised their rights under such
Section immediately prior to the execution of the Merger Agreement with respect to all of the Warrants and had Dime elected to pay all of the purchase price payable to the Stockholders pursuant to such Section in shares of Dime Common Stock. The parties hereto further agree that (i) for purposes of valuation of the Warrants pursuant to Section 4.2(d) of the Investment Agreement, (x) the Acquiror's Share Price (as defined in Exhibit 10 to the Investment Agreement) shall be deemed to be the average of the closing prices of shares of Washington Mutual Common Stock as reported on the New York Stock Exchange Composite Transactions Tape for the five consecutive trading days ending on the trading day immediately preceding the announcement of the signing of the Merger Agreement (such average closing price, the "Announcement Price") and (y) in calculating the underlying security price for purposes of the Black-Scholes model, the Merger shall be treated as a fixed exchange ratio transaction and
(ii) the Dime Common Stock that would have been payable pursuant to Section 4.2(d) of the Investment Agreement shall be valued at 1.05 multiplied by the Announcement Price. Notwithstanding the foregoing, (A) if the Exchange Ratio is adjusted pursuant to Section 2.5(f) of the Merger Agreement, appropriate adjustment shall be made to the Deemed Shares and (B) in the event that the merger consideration payable under the Merger Agreement is otherwise increased, this Section 1.1 shall be appropriately amended, taking into account the methodology used herein and the terms of the Investment Agreement, including
Exhibit 10 thereto.

         1.2. Closing. Unless this Agreement shall have been terminated pursuant to Section 5.1, and subject to the satisfaction or waiver (where applicable) of the conditions set forth in Section 1.3, the closing of the Warrant Purchase (the "Warrant Purchase Closing") will take place concurrently with the Closing of the Merger, at the time and place and on the date provided in Section 2.4 of the Merger Agreement.

         At the Warrant Purchase Closing, the Stockholders shall deliver to Washington Mutual certificates representing the Warrants duly endorsed in blank or accompanied by appropriate powers duly endorsed in blank or in proper form for transfer, with appropriate transfer stamps, if any, affixed. Washington Mutual shall cause the Exchange Agent to deliver to the Stockholders


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Election Forms for the Stockholders' use, in accordance with the terms of
Section 2.6 of the Merger Agreement, with respect to the Deemed Shares.

         1.3. Conditions to Closing of Warrant Purchase. (a) The obligations of Washington Mutual to consummate the Warrant Purchase shall be subject to the satisfaction or waiver by Washington Mutual of the following conditions:

                           (i) All regulatory approvals required to consummate
                  the Warrant Purchase shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired or been terminated.

                           (ii) No Injunction preventing the consummation of the
                  Warrant Purchase shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits or makes illegal the consummation of the Warrant Purchase.

                           (iii) The representations and warranties of the
                  Stockholders contained herein shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects at and as of the Closing Date as if made at and as of the Closing Date. The Stockholders shall have performed in all material respects all of their covenants and obligations contained herein required to be performed by them on or prior to the Closing Date. Washington Mutual shall have received a certificate signed on behalf of the Stockholders by their general partner to the foregoing effect.

                           (iv) The Closing of the Merger shall occur
                  concurrently.

         (b) The obligations of the Stockholders to consummate the Warrant Purchase shall be subject to the satisfaction or waiver by the Stockholders of the following conditions:

                           (i) All regulatory approvals required to consummate
                  the Warrant Purchase shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired or been terminated.

                           (ii) No Injunction preventing the consummation of the
                  Warrant Purchase shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits or makes illegal the consummation of the Warrant Purchase.

                            (iii) The representations and warranties of
                  Washington Mutual contained herein shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Closing Date. Washington Mutual shall have performed in all material respects all of its covenants and obligations contained herein required to be performed by it on or prior to the Closing Date. The Stockholders shall have received a certificate signed on behalf of Washington Mutual by the Chief Executive Officer and the Chief Financial Officer of Washington Mutual, to the foregoing effect.


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                           (iv) The Closing of the Merger shall occur
                  concurrently.

         1.4. Termination of Investment Agreement. As of the Effective Time, the Investment Agreement shall be terminated and shall be of no further force or effect.

                                   ARTICLE II

                                     VOTING

         2.1. Agreement to Vote. The Stockholders hereby agree that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 5.1, at the Dime Stockholders Meeting or any other meeting of the stockholders of Dime, however called, or in connection with any written consent of the stockholders of Dime, the Stockholders shall:

                  (a) appear at each such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and

                  (b) vote (or cause to be voted), in person or by proxy, or deliver a written consent (or cause a consent to be delivered) covering, all the Shares, and any other voting securities of Dime (whether acquired heretofore or hereafter), that are beneficially owned by the Stockholders or as to which the Stockholders have, directly or indirectly, the right to vote or direct the voting, (i) in favor of adoption and approval of the Merger Agreement and the Merger and any other action requested by Washington Mutual in furtherance thereof; (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Dime contained in the Merger Agreement or of the Stockholders contained in this Agreement; and (iii) against any Acquisition Proposal or any other action, agreement or transaction that is intended, or could reasonably be expected, to materially impede, interfere or be inconsistent with, delay, postpone, discourage or materially and adversely affect the Merger or this Agreement, including: (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Dime or its Subsidiaries (other than the Merger); (B) a sale, lease or transfer of a material amount of assets of Dime or any of its Subsidiaries or a reorganization, recapitalization or liquidation of Dime or any of its Subsidiaries; (C) a material change in the policies or management of Dime; (D) an election of new members to the board of directors of Dime, except where the vote is cast in favor of the nominees of a majority of the existing directors; (E) any material change in the present capitalization or dividend policy of Dime or any amendment or other change to Dime's certificate of incorporation or bylaws; or (F) any other material change in Dime's corporate structure or business; provided, however, that nothing in this Agreement shall limit or affect any actions taken by any member of the board of directors of Dime nominated by, or appointed at the request of, the Stockholders solely in his or her capacity as a director of Dime; provided, further, that nothing in this Agreement shall be interpreted as obligating the Stockholders to exercise any Warrants.

         2.2. No Inconsistent Agreements. The Stockholders hereby covenant and agree that, except for this Agreement, none of the Stockholders (a) has entered, and none of the


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Stockholders shall enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares and (b) has not granted, and none of the Stockholders shall grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Shares or the Warrants.

         2.3. Proxy. The Stockholders hereby grant a proxy, and appoint as attorney-in-fact, Fay Chapman, William Longbrake and Craig Tall, in their respective capacities as officers of Washington Mutual, and any individual who shall hereafter succeed to any such officer of Washington Mutual, and any other person designated in writing by Washington Mutual, each of them individually, with full power of substitution, to vote the Shares in accordance with Section
2.1 hereof. This proxy is coupled with an interest and shall be irrevocable for so long as this Agreement is in effect, and the Stockholders will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by any Stockholder with respect to the Shares. The foregoing proxy is subject to, and shall only become effective upon, Washington Mutual having received all necessary regulatory approvals and consents, if any, required under applicable law to exercise the voting powers granted by such proxy. Washington Mutual may terminate this proxy with respect to the Stockholders by written notice.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1. Representations and Warranties of the Stockholders. The Stockholders, jointly and severally, hereby represent and warrant to Washington Mutual as follows:

         (a) Organization; Authorization; Validity of Agreement; Necessary Action. Each Stockholder is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Stockholder has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder or any general or limited partner therein are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Washington Mutual, constitutes a valid and binding obligation of each Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

         (b) Ownership. The Existing Shares and the Warrants are, and all of the Shares and Warrants from the date hereof through and on the Closing Date will be, owned beneficially and


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of record by the Stockholders. As of the date hereof, (i) Warburg, Pincus holds of record 12,859,243 shares of Dime Common Stock, 7694.8874 Series C Warrants and 5164.3551 Series D Warrants, (ii) Warburg, Pincus Netherlands I holds of record 408,230 shares of Dime Common Stock, 244.2821 Series C Warrants and
163.9478 Series D Warrants, (iii) Warburg, Pincus Netherlands II holds of record 272,153 shares of Dime Common Stock, 162.8548 Series C Warrants and 109.2985 Series D Warrants and (iv) Warburg, Pincus Netherlands III holds of record 68,038 shares of Dime Common Stock, 40.7137 Series C Warrants and 27.3246 Series D Warrants. Each Series C Warrant is exercisable for 1 share of Series C Preferred Stock, which is convertible into 1,000 shares of Dime Common Stock. Each Series D Warrant is exercisable for 1 share of Series D Preferred Stock, which is convertible into 1,000 shares of Dime Common Stock. As of the date hereof, (i) the Existing Shares constitute all of the shares of Dime Common Stock and (ii) the Warrants constitute all warrants to acquire shares of Dime Common Stock, in each case held of record, owned by or for which voting power or disposition power is held or shared by the Stockholders or any of their respective affiliates (but excluding 2,000 restricted shares of Dime Common Stock and 3,000 options exercisable for Dime Common Stock, subject to vesting, received by the Stockholders' representative member of Dime's board of directors). The Stockholders (x) have and will have at all times through the Closing Date, together with their general partner, sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article II hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares and with respect to all of the Shares on the Closing Date, and (y) have and will have sole power of disposition with respect to the Warrants, in each case with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. The Stockholders have good and marketable title to the Existing Shares and the Warrants, free and clear of any Liens. At the Warrant Purchase Closing, Washington Mutual shall acquire good and marketable title to the Warrants, free and clear of any Liens.

         (c) No Violation. The execution and delivery of this Agreement by the Stockholders does not, and the performance by the Stockholders of their obligations under this Agreement will not, (i) conflict with or violate the limited partnership agreement of any Stockholder, (ii) conflict with or violate any law, ordinance or regulation of any Governmental Entity applicable to any Stockholder or by which any of its assets or properties is bound, or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or require redemption or repurchase of or otherwise require the purchase or sale of any securities, or result in the creation of any Lien on the properties or assets of any Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which any Stockholder is a party or by which any Stockholder or any of its assets or properties is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Stockholders to perform their obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

         (d) Consents and Approvals. The execution and delivery of this Agreement by the Stockholders does not, and the performance by the Stockholders of their obligations under this Agreement will not, require any Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity based on the law,


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ordinance or regulation of any applicable Governmental Entity, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of the Stockholders to perform their obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

         (e) Absence of Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of the Stockholders, threatened against any Stockholder before or by any Governmental Entity that could reasonably be expected to materially impair the ability of the Stockholders to perform their obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

         (f) Absence of Agreements with Dime. Except for the Investment Agreement and the letter agreement (the "Letter Agreement") among the Stockholders and Dime, dated as of the date hereof and attached as Exhibit A hereto, there are no existing agreements or arrangements between any Stockholder or any of its affiliates, on one hand, and Dime or any of its Subsidiaries, on the other hand, relating to the Shares, the Warrants or any other securities of or investment in Dime.

         (g) Broker's Fees. Neither the Stockholders nor any of their respective affiliates has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

         3.2. Representations and Warranties of Washington Mutual. Washington Mutual hereby represents and warrants to the Stockholders as follows:

         (a) Organization; Authorization; Validity of Agreement; Necessary Action. Washington Mutual is a corporation duly organized under the laws of the State of Washington and is validly existing and in good standing under the laws of the State of Washington. Washington Mutual has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Washington Mutual of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by Washington Mutual and no other corporate actions or proceedings on the part of Washington Mutual are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Washington Mutual and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders, constitutes a valid and binding obligation of Washington Mutual, enforceable against it in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

         (b) No Violation. The execution and delivery of this Agreement by Washington Mutual does not, and the performance by Washington Mutual of its obligations under this Agreement will not, (i) conflict with or violate the articles of incorporation or bylaws of Washington Mutual, (ii) conflict with or violate any law, ordinance or regulation of any Governmental Entity applicable to Washington Mutual or by which any of its assets or properties is bound, or
(iii) conflict with, result in any breach of or constitute a default (or an event that with


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notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or require redemption or repurchase of or otherwise require the purchase or sale of any securities, or result in the creation of any Lien on the properties or assets of Washington Mutual pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Washington Mutual is a party or by which Washington Mutual or any of its assets or properties is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of Washington Mutual to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

         (c) Consents and Approvals. Except for those consents, approvals, authorizations, permits, filings and notifications set forth in Section 5.4 of the Merger Agreement, the execution and delivery of this Agreement by Washington Mutual does not, and the performance by Washington Mutual of its obligations under this Agreement will not, require Washington Mutual to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity based on the law, ordinance or regulation of any applicable Governmental Entity, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of Washington Mutual to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

         (d) Absence of Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of Washington Mutual, threatened against Washington Mutual before or by any Governmental Entity that could reasonably be expected to materially impair the ability of Washington Mutual to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

         (e) Broker's Fees. Except as set forth in Section 5.7 of the Washington Mutual Disclosure Schedule, neither Washington Mutual nor any Subsidiary thereof nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

                                   ARTICLE IV

                                 OTHER COVENANTS

         4.1. Further Agreements of the Stockholders. (a) The Stockholders hereby agree, while this Agreement is in effect, and except as expressly contemplated hereby, not to sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of (collectively, a "Transfer") or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with Dime or any other person or enter into any contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the


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Existing Shares, any Shares acquired after the date hereof, any securities exercisable or exchangeable for or convertible into Dime Common Stock (including the Warrants), any other capital stock of Dime or any interest in any of the foregoing with any person. Without limiting the foregoing, the Stockholders hereby agree that, while this Agreement is in effect, they will not exercise their rights to require Dime to repurchase the Warrants pursuant to Section 4.2(d) or (e) of the Investment Agreement.

         (b) In the event of a stock dividend or distribution, or any change in Dime Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

         (c) The Stockholders hereby agree that during the term of this Agreement they shall not, and shall not permit any of their respective Representatives to, (i) initiate, solicit, encourage or knowingly facilitate, directly or indirectly, any inquiries or the making of any proposal with respect to any matter described in Section 4.1(a) or any Acquisition Proposal, (ii) participate in any negotiations concerning, or provide to any other person any nonpublic information or data relating to Dime or any of its Subsidiaries for the purpose of, or have any discussions with, any person relating to, or cooperate with or assist or participate in, or knowingly facilitate, any inquiries or the making of any proposal which constitutes, or would reasonably be expected to lead to, any effort or attempt by any other person to seek to effect any matter described in Section 4.1(a) or any Acquisition Proposal, or
(iii) agree to or release any person from any obligation under any existing standstill agreement or arrangement relating to Dime. The Stockholders agree immediately to cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any possible Acquisition Proposal, or any matter described in Section 4.1(a), and the Stockholders will take the necessary steps to inform their respective Representatives of the obligations undertaken by the Stockholders pursuant to this Section 4.1. Nothing contained in this Section 4.1(c) shall prevent any representative of any Stockholder from discharging his or her fiduciary duties as a member of the board of directors of Dime.

         (d) The Stockholders hereby agree, while this Agreement is in effect, to notify Washington Mutual promptly in writing of (i) the number of any additional shares of Dime Common Stock or other securities of Dime acquired by any Stockholder, if any, after the date hereof and (ii) any such inquiries or proposals which are received by, any such information which is requested from, or any such negotiations or discussions which are sought to be initiated or continued with, any Stockholder with respect to any matter described in Section 4.1(a) or (c).

         (e) While this Agreement is in effect, the Stockholders hereby waive any and all rights they may have pursuant to Sections 4.2(b)(5) and 4.10 of the Investment Agreement.

         4.2. Further Agreements of Washington Mutual. Washington Mutual hereby agrees that while this Agreement is in effect it will not modify, waive or amend any provision of the Merger Agreement in a manner that affects the type or amount of consideration that the Stockholders are entitled to receive hereunder in respect of the Warrant Purchase. Except for the


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foregoing, the Stockholders shall not have any rights as third party beneficiaries or otherwise under or in respect of the Merger Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1. Termination. This Agreement shall terminate and no party shall have any rights or duties hereunder if this Agreement is terminated in accordance with the terms of this Section 5.1. Either of Washington Mutual or the Stockholders may terminate this Agreement on or after the date of termination of the Merger Agreement in accordance with its terms. Nothing in this Section 5.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.

         5.2. Stop Transfer Order. In furtherance of this Agreement, the Stockholders shall and hereby do authorize and instruct Dime to instruct its transfer agent to enter a stop transfer order with respect to all of the Existing Shares, the Warrants and all Shares acquired by the Stockholders after the date hereof.

         5.3. Further Assurances. From time to time, at the other party's request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

         5.4. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Washington Mutual any direct or indirect ownership or incidence of ownership of or with respect to any Shares or Warrants. All rights, ownership and economic benefits of and relating to the Shares and the Warrants shall remain vested in and belong to the Stockholders, and Washington Mutual shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Dime or exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein.

         5.5. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or delivered by an overnight courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a) if to Washington Mutual to:

                                    Washington Mutual, Inc.
                                    1201 Third Avenue WMT 1501
                                    Seattle, Washington 98101
                                    Fax: (206) 461-5739
                                    Attention:  Craig E. Tall


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                                    with a copy to:

                                    Simpson Thacher & Bartlett
                                    425 Lexington Avenue
                                    New York, New York  10017
                                    Fax: (212) 455-2502
                                    Attention:  Lee Meyerson, Esq.
                                                Brian Stadler, Esq.



         (b) if to the Stockholders to:

                                    Warburg, Pincus Equity Partners, L.P.
                                    466 Lexington Avenue
                                    New York, New York  10017
                                    Fax: (212) 599-5617
                                    Attention:  Kewsong Lee


                                    with a copy to:
                                    Wachtell, Lipton, Rosen & Katz
                                    51 W. 52nd St.
                                    New York, New York  10019
                                    Fax: (212) 403-2000
                                    Attention:  Andrew R. Brownstein, Esq.


         5.6. Interpretation

         The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No provision of this Agreement shall be construed to require Washington Mutual, the Stockholders or any of their respective Subsidiaries or affiliates to take any action which would violate or conflict with any applicable law (whether statutory or common), rule or regulation.

         5.7. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.


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
         5.8. Entire Agreement. This Agreement (together with the Merger Agreement, to the extent referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         5.9. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed entirely within such State. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the State of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute (solely for purposes of this Section 5.9 with respect to matters involving this Agreement and the transactions provided for herein) and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 5.5 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

         5.10. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         5.11. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

         5.12. Severability. Any term or provision of this Agreement which is determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and if any provision of this Agreement is determined to be so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, in all cases so long as neither the economic nor legal substance of the transactions contemplated hereby is affected in any manner materially adverse to any party or its stockholders or limited partners. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

         5.13. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations of any party hereunder shall be assigned by any of the parties hereto

(whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         5.14. Release. Subject to the consummation of the Warrant Purchase, each Stockholder, on behalf of itself and its affiliates, hereby releases and discharges, and indemnifies and holds harmless, Dime and its affiliates and their successors (including Washington Mutual as successor to Dime) and assigns from all actions, cause of action, claims and demands arising out of or relating to the Investment Agreement or the Letter Agreement.

         5.15. Joint and Several Nature of Agreement. All representations, warranties, covenants and agreements of any Stockholder contained in this Agreement shall be deemed to be joint and several representations, warranties, covenants and agreements of all of the Stockholders.

                [Remainder of this page intentionally left blank]


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
                  IN WITNESS WHEREOF, Washington Mutual and the Stockholders have each caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

                            WARBURG, PINCUS EQUITY PARTNERS, L.P.

                            By:  WARBURG, PINCUS & CO., its General Partner

                                     /s/   Kewsong Lee
                            By:   _____________________________________
                                    Name:  Kewsong Lee
                                    Title: Partner

                            WARBURG, PINCUS Netherlands EQUITY PARTNERS I, C.V.

                            By:  WARBURG, PINCUS & CO., its General Partner

                                     /s/   Kewsong Lee
                            By:   _____________________________________
                                    Name:  Kewsong Lee
                                    Title: Partner

                            WARBURG, PINCUS Netherlands EQUITY PARTNERS II, C.V.

                            By:  WARBURG, PINCUS & CO., its General Partner

                                     /s/   Kewsong Lee
                            By:   _____________________________________
                                    Name:  Kewsong Lee
                                    Title: Partner

                            WARBURG, PINCUS Netherlands EQUITY PARTNERS III,
                            C.V.

                            By:  WARBURG, PINCUS & CO., its General Partner

                                     /s/   Kewsong Lee
                            By:   _____________________________________
                                    Name:  Kewsong Lee
                                    Title: Partner

                            WASHINGTON MUTUAL, INC.

                                    /s/    Craig E. Tall
                            By:  _____________________________________
                                    Name:  Craig E. Tall
                                    Title: Vice Chairman



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